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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Comfort Systems USA, Inc. (the "Company"), does hereby certify that:

         1)       the Company's Quarterly Report pursuant to Section 13 or 15
                  (D) of the Securities Exchange Act Of 1934 (Form 10-Q) for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By:  /s/  William F. Murdy
                                               ---------------------------------
                                               William F. Murdy
                                               Chairman of the Board and
                                               Chief Executive Officer


Dated: November 4, 2002